Vanguard Wellington™ Fund
Supplement Dated July 1, 2020, to the Prospectus and Summary Prospectus Dated March 27, 2020
Important Change to Vanguard Wellington Fund

Effective at the close of business on June 30, 2020, Edward P. Bousa has retired from Wellington Management Company LLP and no longer serves as a portfolio manager for Vanguard Wellington Fund. Loren L. Moran, Daniel J. Pozen, and Michael E. Stack will remain as portfolio managers of the Fund.
All references to Mr. Bousa and corresponding disclosure related to Mr. Bousa in the Fund’s Prospectus and Summary Prospectus is hereby deleted. The Fund’s investment objective, strategies, and policies remain unchanged.
© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 21E 072020

Vanguard Wellington™ Fund
Supplement Dated July 1, 2020, to the Statement of Additional Information Dated March 27, 2020
Important Change to Vanguard Wellington Fund
Effective at the close of business on June 30, 2020, Edward P. Bousa has retired from Wellington Management Company LLP and no longer serves as a portfolio manager for Vanguard Wellington Fund. Loren L. Moran, Daniel J. Pozen, and Michael E. Stack will remain as portfolio managers of the Fund.
All references to Mr. Bousa and corresponding disclosure related to Mr. Bousa in the Fund’s Statement of Additional Information is hereby deleted. The Fund's investment objective, strategies, and policies remain unchanged.
© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 21F 072020